THE TOCQUEVILLE ALEXIS FUND

Supplement dated June 9, 2003 to Prospectus dated March 3, 2003

On May 12, 2003, the Trustees of The Tocqueville Alexis Trust authorized the institution of a redemption fee of 2.00% for shares held by an investor for 120 days or less for The Tocqueville Alexis Fund to be effective for shares purchased on or after July 1, 2003. Accordingly, the following information is added as the last paragraph in the "About Your Account" section on page 13.

Early Redemption

The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the securities held by the Fund. The Fund is not designed for short-term traders whose frequent purchases and redemptions can substantially affect cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time from the perspective of long-term investors. Additionally, short-term trading drives up the Fund's transactions costs which are borne by the remaining long-term investors. For those reasons the Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. The redemption fee applies to shares purchased on or after July 1, 2003. The redemption fee does not apply to redemptions of shares where (i) Tocqueville or Lepercq, de Neuflize/Tocqueville Securities, L.P. is the shareholder of record, or exercises discretion over the account and (ii) the redemption is made from a retirement account. In addition, the Fund may in its sole discretion waive the redemption fee if it determines that doing so will not be harmful to the Fund. The fee is not a deferred sales charge, is not a commission paid to Tocqueville or Lepercq, de Neufilze/Tocqueville Securities, L.P and does not benefit either in any way. All fees collected accrue to the Fund itself. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The Fund will use the first in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining "120 days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on July 1, 2003, for example, will be subject to the fee if they are redeemed on or prior to October 29, 2003. If they are redeemed on or after October 30, 2003, the shares will not be subject to the redemption fee.